                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                  FORM 8-K/A
                                Amendment No. 1

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 1, 1999


                              INKTOMI CORPORATION
            (Exact name of registrant as specified in its charter)

       Delaware                                   000-24339                                   94-3238130
(State of incorporation)                   (Commission File Number)                 (IRS Employer Identification No.)

                4100 East 3/rd/ Avenue, Foster City, CA  94404
             (Address of principal executive offices of Registrant)



                                (650) 653-2800

             (Registrant's telephone number, including area code)
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      The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on October 15, 1999, as set forth below:

     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

     (a)    Financial Statements of Business Acquired.

            The required financial statements are included herein as Exhibit
            99.2.

     (b)    Pro Forma Financial Information

            The requirement to include pro forma financial information is met through the inclusion of supplemental financial information as
            Exhibit 99.3.

     (c)    Exhibits.

                 Exhibit No.            Description
                 -----------            -----------

                 2.1 Agreement and Plan of Reorganization, dated October 1, 1999, by and among Inktomi Corporation, WS Acquisition Corporation and WebSpective Software, Inc. (previously filed)

                 99.1 Press release of Inktomi Corporation, dated September 16, 1999 (previously filed)

                 99.2                   WebSpective Software, Inc. Financial
                                        Statements

                 99.3 Inktomi Corporation Supplementary Consolidated Financial Statements


                                      -2-








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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   INKTOMI CORPORATION

                                   By: /s/ JERRY M. KENNELLY
Dated: November 3, 1999               ---------------------------
                                      Jerry M. Kennelly
                                      Vice President of Finance and Chief
                                      Financial Officer
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                               INDEX TO EXHIBITS


Exhibit No.           Description
-----------           -----------

    2.1 Agreement and Plan of Reorganization, dated October 1, 1999, by and among Inktomi Corporation, WS Acquisition Corporation and WebSpective Software, Inc. (previously filed)

   99.1 Press release of Inktomi Corporation, dated September 16, 1999 (previously filed)

   99.2               WebSpective Software, Inc. Financial Statements

   99.3               Inktomi Corporation Supplementary Consolidated Financial
                      Statements